UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2012, Brown & Brown, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Meeting").

Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

     A total of 143,352,139 shares were outstanding and entitled to vote as of February 17, 2012 (the record date for the Company).   Of this amount 131,893,451 shares, representing approximately 92.01% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

     At the Meeting, shareholders elected J. Hyatt Brown, Samuel P. Bell, III, Hugh M. Brown, J. Powell Brown, Bradley Currey, Jr.,  Theodore J. Hoepner, Toni Jennings, Timothy R.M. Main, Wendell S. Reilly, John R. Riedman and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld
J. Hyatt Brown	115,453,731	5,856,362
Samuel P. Bell II	87,598,204	33,711,889
Hugh M. Brown	120,862,309	447,784
J. Powell Brown	120,507,623	802,470
Bradley Currey, Jr.	120,503,513	806,580
Theodore J. Hoepner	117,930,341	3,379,752
Toni Jennings	118,450,665	2,859,428
Timothy R.M. Main	120,915,267	394,826
Wendell S. Reilly	120,835,320	474,773
John R. Riedman	114,559,794	6,750,299
Chilton D. Varner	118,477,047	2,833,046

    The shareholders also ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2012. Of the shares voted, 131,374,735 voted in favor, 513,235 voted against and 5,481 abstained.

    In addition, the shareholders approved, on an advisory basis, the compensation of the Named Executive Officers.  Of the shares voted, 112,700,436 voted in favor, 4,563,595 voted against and 4,046,058 abstained.  There were also 10,583,362 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BROWN & BROWN, INC.

                                                            (Registrant)

                                                            By:       /S/ LAUREL L. GRAMMIG

                                                                        Laurel L. Grammig

                                                                          Vice President and Secretary

Date: April 27, 2012